UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2012

ARQULE, INC.
(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

19 Presidential Way
Woburn, MA

 (Address of principal executive offices)

01801

(Zip code)

(781) 994-0300

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported, on February 24, 2012, ArQule, Inc. (the “Registrant”) filed a Current Report on Form 8-K (the “Prior 8-K”) to report an amendment to the employment agreement of its chief medical officer (the “CMO Amendment”).  This Amendment to the Prior 8-K has been filed to replace Exhibit 10.2 of the Prior 8-K with the correct version of the CMO Amendment.  In addition, Item 5.02(e) of the Prior 8-K is amended to reflect that the CMO Amendment was revised to delete the provision relating to the vesting of the units upon a termination without cause if certain other events had occurred.  This Amendment speaks as of the original filing date of the Prior 8-K and does not reflect events that may have occurred subsequent to the original filing date.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No. 10.2   Amendment to Employment Agreement, dated February 23, 2012, by and between the Registrant and Brian Schwartz.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC.
(Registrant)

/s/ Peter S. Lawrence
Peter S. Lawrence
President and Chief Operating Officer

February 27, 2012

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 Exhibit Index

Exhibit No.	Description
10.2	Amendment to Employment Agreement, dated February 23, 2012, by and between the Registrant and Brian Schwartz.

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